Rule 497(e)

File Nos. 333-72042 and 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)

333-151805	HV-6777 – Hartford 403(b) Cornerstone Innovations

Supplement dated September 10, 2021 to your Prospectus

FUND NAME CHANGE

Effective October 11, 2021, the following name changes will be made to your Prospectus:

Current Name	New Name
Wells Fargo Asset Allocation Fund	Allspring Asset Allocation Fund
Wells Fargo Emerging Markets Equity Fund	Allspring Emerging Markets Equity Fund
Wells Fargo Utility and Telecommunications Fund	Allspring Utility and Telecommunications Fund

As a result of these changes, all references to the Current Names in your Prospectus will be deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.